UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2012

Hardinge Inc.

(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

One Hardinge Drive Elmira, NY 14902

(Address of principal executive offices)  (Zip code)

(607) 734-2281

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 8, 2012, Hardinge Inc. (the “Company”) issued a press release announcing the Company’s third quarter 2012 financial results.  Copies of the press release and the presentation slides used in connection with the Company’s earnings conference call and webcast on November 8, 2012 are respectively included as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.  On November 6, 2012, the Board of Directors of the Company declared a cash dividend of $0.02 per share on the Company’s common stock.  The dividend is payable on December 10, 2012 to stockholders of record as of November 30, 2012.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits.

99.1	Press release issued by Registrant on November 8, 2012 announcing third quarter 2012 results.

99.2	Presentation slides used by Registrant in connection with its November 8, 2012 earnings conference call and webcast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hardinge Inc.

Date: November 8, 2012	/s/ Edward J. Gaio
Edward J. Gaio
Vice President and Chief Financial Officer